UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-06400
The Advisors’ Inner Circle Fund
(Exact name of Registrant as specified in charter)

101 Federal Street
Boston, MA 02110
(Address of principal executive offices) (Zip code)
SEI Corporation
One Freedom Valley Drive
Oaks, PA 19456
(Name and address of agent for service)
Registrant’s telephone number, including area code: (877) 446-3863
Date of fiscal year end: October 31, 2011
Date of reporting period: April 30, 2011

Item 1. Reports to Stockholders.
The Advisors’ Inner Circle Fund
Haverford Quality Growth Stock Fund

Semi-Annual Report	April 30, 2011

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011
TABLE OF CONTENTS

Shareholders’ Letter	1

Schedule of Investments	3

Statement of Assets & Liabilities	6

Statement of Operations	7

Statement of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Disclosure of Fund Expenses	16
The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (The “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011 (Unaudited)
Dear Fellow Shareholder:
We are pleased to send you the Semi-Annual Report for the Haverford Quality Growth Stock Fund (the “Fund”) for the period ending April 30, 2011, which contains information on the holdings of the Fund, along with financial highlights and Statement of Operations. During the past six months the Haverford Quality Growth Stock Fund returned 14.40% while the Standard and Poor’s 500 Index increased 16.36%. While the Fund benefited from holdings in Industrials and Financials, an overweight position in the underperforming Health Care sector meaningfully detracted from performance. We are confident in the prospects for the Health Care companies we own and remain long-term owners of these shares.
The economic recovery and bull market is now over two years old, and much debate centers on global economic viability and whether the U.S. economy can continue to grow as the Fed’s second round of quantitative easing comes to an end in June. We firmly believe that we have crossed the bridge from cyclical recovery to a sustainable economic expansion. Unfortunately, we are still dealing with the lingering effects of the recession as well as natural disasters and geopolitical strife. But on balance, the preponderance of the evidence points to continued economic gains ahead.
Consumers are in better financial shape and we believe the recent uptick in consumer spending will continue, driven by pent-up demand for durable goods and a gradual reduction in the unemployment rate. Consumers are increasingly interested in making purchases of autos, homes, and high-priced durable goods. Job creation is still lackluster compared to previous cycles, but the upward trend is encouraging.
Although we are bullish on the economy, we believe that higher energy prices brought on not by gains in demand, but supply-shocks and a rising risk premium represents the biggest challenge to sustained economic growth through the summer months. At a time when food prices are trending higher and unemployment remains elevated, it will prove difficult for consumer and business confidence to continue to improve in the face of higher gasoline prices. That said, consumers and businesses have learned to adapt to higher prices, and the U.S. is much better prepared this time around.
Daily volatility in the financial markets continues to be driven by events in the Middle East, North Africa and Japan, and the fiscal instability of the European Union. Despite selling off as each exogenous event occurs, the market has continued to grind higher as equity prices reflect corporate strength and optimism. Earnings continue to grow and are accompanied by prodigious cash flow. S&P 500 companies show more than $1.2 trillion of cash on their balance sheets and valuations, especially for highquality large-cap stocks, appear especially attractive at 13 times 2011 anticipated earnings.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011 (Unaudited)
It is easy to get distracted given all that is occurring in the world today, especially since the trauma of the recent financial crisis and its lingering effects are still fresh in our minds. Nevertheless, we find many positive trends within the steady drumbeat of negative news. It is our view that we are still in the nascent stages of a sustainable expansion in the capital markets, and that longer-term investors will be generously rewarded.
Sincerely,
Henry B. Smith
Chief Investment Officer
Haverford Financial Services, Inc.
The performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares when redeemed may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-301-7212 or visit our website at www.haverfordfunds.com.
This material represents the manager’s assessment of the Fund and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
Definition of Comparative Indices
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times the number of shares outstanding), with each stock’s weight in the index proportionate to its market value.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011 (Unaudited)
SECTOR WEIGHTINGS†

†	Percentages are based on total investments.
SCHEDULE OF INVESTMENTS
COMMON STOCK — 98.8%

	Shares	Value
CONSUMER DISCRETIONARY — 11.9%
Johnson Controls	62,500	$2,562,500
McDonald’s	29,650	2,321,892
Walt Disney	64,000	2,758,400
Whirlpool	18,500	1,594,330

		9,237,122

CONSUMER STAPLES — 9.9%
Coca-Cola	21,600	1,457,136
PepsiCo	36,000	2,480,040
Procter & Gamble	31,750	2,060,575
Wal-Mart Stores	32,000	1,759,360

		7,757,111

ENERGY — 14.6%
Apache	15,000	2,000,550
Chevron	30,000	3,283,200
ConocoPhillips	28,500	2,249,505
Exxon Mobil	43,802	3,854,576

		11,387,831

FINANCIAL SERVICES — 12.1%
JPMorgan Chase	63,000	2,874,690
MetLife	32,500	1,520,675
NYSE Euronext	52,700	2,110,635
Wells Fargo	99,900	2,908,089

		9,414,089

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011 (Unaudited)
COMMON STOCKS — continued

	Shares	Value
HEALTH CARE — 14.5%
Abbott Laboratories	46,028	$2,395,297
Becton Dickinson	26,500	2,277,410
Johnson & Johnson	31,432	2,065,711
Novartis ADR	40,900	2,420,053
Teva Pharmaceutical Industries ADR	46,000	2,103,580

		11,262,051

INDUSTRIAL — 11.2%
Caterpillar	19,700	2,273,577
Eaton	35,000	1,873,550
Union Pacific	17,000	1,758,990
United Technologies	31,600	2,830,728

		8,736,845

INFORMATION SERVICES — 17.8%
Accenture, Cl A	55,500	3,170,715
Hewlett-Packard	52,900	2,135,573
Intel	75,800	1,757,802
International Business Machines	19,000	3,241,020
Microsoft	92,900	2,417,258
QUALCOMM	20,000	1,136,800

		13,859,168

MATERIALS — 6.8%
Air Products & Chemicals	22,700	2,168,304
EI du Pont de Nemours	55,000	3,123,450

		5,291,754

Total Common Stock (Cost $65,882,356)		76,945,971

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011 (Unaudited)
CASH EQUIVALENT — 1.2%

	Shares	Value
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.127% (A) (Cost $895,150)	895,150	$895,150

Total Investments — 100.0%
(Cost $66,777,506)		$77,841,121

Percentages are based on Net Assets of $77,811,983.

(A)	The rate reported is the 7-day effective yield as of April 30, 2011.

ADR	American Depositary Receipt

Cl	Class
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011 (Unaudited)
STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $66,777,506)	$77,841,121
Cash	15,000
Receivable for Investment Securities Sold	1,633,278
Dividends Receivable	86,776
Receivable for Capital Shares Sold	8,800
Receivable due from Investment Adviser	111
Prepaid Expenses	8,580

Total Assets	79,593,666

Liabilities:
Payable for Investment Securities Purchased	1,648,719
Payable for Capital Shares Redeemed	46,597
Payable due to Investment Adviser	37,046
Payable due to Administrator	8,219
Chief Compliance Officer Fees Payable	3,272
Payable due to Trustees	2,149
Other Accrued Expenses	35,681

Total Liabilities	1,781,683

Net Assets	$77,811,983

Net Assets Consist of:
Paid-in Capital	$68,071,399
Undistributed Net Investment Income	25,649
Accumulated Net Realized Loss on Investments	(1,348,680)
Net Unrealized Appreciation on Investments	11,063,615

Net Assets	$77,811,983

Institutional Shares:
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	7,297,978

Net Asset Value, Offering and Redemption Price Per Share	$10.66

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND FOR
THE SIX MONTHS ENDED
APRIL 30, 2011 (Unaudited)
STATEMENT OF OPERATIONS

Investment Income:
Dividends (Net of Foreign Taxes Withheld of $14,013)	$765,069

Total Income	765,069

Expenses:
Investment Advisory Fees	194,511
Administration Fees	49,588
Chief Compliance Officer Fees	4,756
Trustees’ Fees	4,143
Transfer Agent Fees	31,692
Legal Fees	19,557
Printing Fees	10,910
Audit Fees	9,881
Registration and Filing Fees	5,830
Custodian Fees	2,554
Other Expenses	6,185

Total Expenses	339,607

Less:
Waiver of Investment Advisory Fees (Note 5)	(15,482)
Fees Paid Indirectly (Note 4)	(112)

Net Expenses	324,013

Net Investment Income	441,056

Net Realized Gain on Investments	2,071,235
Net Change in Unrealized Appreciation on Investments	6,228,963

Net Realized and Unrealized Gain on Investments	8,300,198

Net Increase in Net Assets Resulting from Operations	$8,741,254

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
STATEMENT OF CHANGES IN NET ASSETS

	November 1,	Year
	2010 to	Ended
	April 30, 2011	October 31,
	(Unaudited)	2010
Operations:
Net Investment Income	$441,056	$496,103
Net Realized Gain (Loss) on Investments	2,071,235	(551,551)
Net Change in Unrealized Appreciation on Investments	6,228,963	3,953,941

Net Increase in Net Assets Resulting from Operations	8,741,254	3,898,493

Dividends and Distributions:
Net Investment Income	(446,836)	(481,502)

Total Dividends and Distributions	(446,836)	(481,502)

Capital Share Transactions:
Issued	25,543,293	29,450,774
In Lieu of Dividends and Distributions	438,562	472,050
Redeemed	(5,620,177)	(4,550,211)

Net Increase in Net Assets from Capital Share Transactions	20,361,678	25,372,613

Total Increase in Net Assets	28,656,096	28,789,604
Net Assets:
Beginning of Year	49,155,887	20,366,283

End of Year (Including Undistributed Net Investment Income of $25,649 and $31,429, respectively)	$77,811,983	$49,155,887

Share Transactions:
Issued	2,572,886	3,254,347
In Lieu of Dividends and Distributions	43,248	53,264
Redeemed	(556,142)	(508,190)

Net Increase in Shares Outstanding from Share Transactions	2,059,992	2,799,421

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios
For a Share Outstanding Throughout Each Period

	November 1,
	2010 to
	April 30, 2011		Year Ended October 31,
	(Unaudited)		2010	2009	2008	2007	2006
Net Asset Value, Beginning of Period	$9.38		$8.35	$8.07	$11.75	$10.94	$9.98

Income (Loss) from Investment Operations:
Net Investment Income(1)	0.07		0.13	0.14	0.13	0.10	0.10
Net Realized and Unrealized Gain (Loss)	1.28		1.02	0.28	(3.49)	0.95	0.96

Total from Investment Operations	1.35		1.15	0.42	(3.36)	1.05	1.06

Dividends and Distributions:
Net Investment Income	(0.07)		(0.12)	(0.14)	(0.12)	(0.10)	(0.10)
Net Realized Gains	—		—	—	(0.20)	(0.14)	—

Total Dividends and Distributions	(0.07)		(0.12)	(0.14)	(0.32)	(0.24)	(0.10)

Net Asset Value, End of Period	$10.66		$9.38	$8.35	$8.07	$11.75	$10.94

Total Return*	14.40%		13.87%	5.40%	(29.25)%	9.80%	10.64%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$77,812		$49,156	$20,366	$14,503	$24,644	$21,128
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, excluding fees paid indirectly)	1.00	%†	1.00%	1.00%	1.02%	1.02%	1.02%
Ratio of Expenses to Average Net Assets (including waivers, reimbursements, and fees paid indirectly)	1,00	%†	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements, and fees paid indirectly)	1.05	%†	1.44%	2.45%	1.97%	1.79%	2.03%
Ratio of Net Investment Income to Average Net Assets	1.36	%†	1.43%	1.81%	1.22%	0.94%	0.94%
Portfolio Turnover Rate	11%		28%	23%	30%	16%	48%

(1)	Per share data calculated using average shares method.

*	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

†	Annualized
Amounts shown as “—” are $0.
The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization:
The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 39 funds. The financial statements herein are those of the Haverford Quality Growth Stock Fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund, a diversified fund, invests primarily (at least 80% of its net assets) in equity securities. The Fund focuses on U.S. listed common stocks with large market capitalizations that the Adviser believes are the quality companies with stock that offer the potential for future price appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.
2. Significant Accounting Policies:
The following is a summary of the significant accounting policies followed by the Fund.
Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2011, there were no fair valued securities.
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011
whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
As of April 30, 2011, all the investments for the Fund are Level 1. For details of investment classifications, reference the Schedule of Investments.
For the six months ended April 30, 2011, there have been no significant transfers between Level 1 and Level 2 assets and liabilities. For the six months ended April 30, 2011, there were no Level 3 securities.
For the six months ended April 30, 2011, there have been no significant changes to the Fund’s fair value methodologies.
Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.
The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 4 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.
Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.
Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011
Dividends and Distributions to Shareholders — The Fund will distribute substantially all of its net investment income, if any, quarterly. Any net realized capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.
3. Transactions with Affiliates:
Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust for serving as officers of the Trust.
A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.
4. Administration, Distribution, Transfer Agent and Custodian Agreements:
The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $100,000 for the Fund, plus $15,000 for each additional class created, or 0.12% of the first $250 million, 0.10% of the next $250 million, and 0.08% of any amount above $500 million of the Fund’s average daily net assets.
The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.
DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2011, the Fund earned cash management credits of $112, which were used to offset transfer agent expenses. This amount is labeled “Fees Paid Indirectly” on the Statement of Operations.
U.S. Bank, N.A. acts as the custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
5. Investment Advisory Agreement:
Under the terms of an investment advisory agreement, Haverford Financial Services, Inc. (the “Adviser”), provides investment advisory services to the Fund at

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011
a fee calculated at an annual rate of 0.60% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses for the Fund from exceeding 1.00% of the Fund’s average daily net assets.
6. Investment Transactions:
For the six months ended April 30, 2011, the Fund made purchases of $28,191,622 and sales of $6,814,699 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.
7. Federal Tax Information:
The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.
There were no permanent differences for the year ended October 31, 2010.
The tax character of dividends and distributions paid during the years ending October 31, were as follows:

Ordinary
Income
2010	$481,502
2009	279,214
As of October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed Ordinary Income	$31,429
Capital Loss Carryforwards	(3,376,446)
Unrealized Appreciation	4,791,183

Total Distributable Earnings	$1,446,166

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
APRIL 30, 2011
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward for a maximum period of eight years and applied against future capital gains. As of October 31, 2010, the Fund had $1,740,760, $1,092,455 and $543,231 of capital loss carryforwards expiring in 2016, 2017, and 2018, respectively.
Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.
The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at April 30, 2011, were as follows:

	Aggregate	Aggregate
	Gross	Gross
Federal	Unrealized	Unrealized	Net Unrealized
Tax Cost	Appreciation	Depreciation	Appreciation
$66,777,506	$11,912,207	$(848,592)	$11,063,615
8. Other:
At April 30, 2011, 79% of total shares outstanding were held by one record shareholder. This shareholder was comprised of omnibus accounts that were held on behalf of various shareholders.
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
9. Subsequent Events:
The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND
DISCLOSURE OF FUND EXPENSES (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table on the next page illustrates your Fund’s costs in two ways:
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

THE ADVISORS’ INNER CIRCLE FUND	HAVERFORD QUALITY
GROWTH STOCK FUND

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	11/01/10	04/30/11	Ratios	Period*

Actual Fund Return	$1,000.00	$1,144.00	1.00%	$5.32
Hypothetical 5% Return	1,000.00	1,019.84	1.00	5.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365.

Haverford Quality Growth Stock Fund
P.O. Box 219745
Kansas City, MO 64121
866-301-7212
Adviser:
Haverford Financial Services, Inc.
Three Radnor Corporate Center, Suite 450
Radnor, PA 19087
Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456
Administrator:
SEI Investments Global Funds Services
Oaks, PA 19456
Legal Counsel:
Morgan, Lewis & Bockius LLP
1111 Pennsylvania Ave., N.W.
Washington, DC 20004
Independent Registered Public Accounting Firm:
Ernst & Young LLP
Two Commerce Square
2001 Market Street, Suite 4000
Philadelphia, PA 19103
This information must be preceded or accompanied by a current prospectus for the Fund described.
HIM-SA-001-0700

Item 2. Code of Ethics.
Not applicable for semi-annual report.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual report.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual report.
Item 5. Audit Committee of Listed Registrants.
Not applicable to open-end management investment companies.
Item 6. Schedule of Investments
Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form..
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end management investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable to open-end management investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Not applicable for semi-annual report.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund
By (Signature and Title)*	/S/ Philip T. Masterson
Philip T. Masterson, President

Date: 07/08/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ Philip T. Masterson
Philip T. Masterson, President

Date: 07/08/11

By (Signature and Title)*	/s/ Michael Lawson
Michael Lawson, Treasurer, Controller & CFO

Date: 07/08/11

*	Print the name and title of each signing officer under his or her signature.